                       NOTICE OF GUARANTEED DELIVERY FOR
                             OMNIPOINT CORPORATION

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Omnipoint Corporation (the "Company") made pursuant to the
Prospectus, dated      , 1996 (the "Prospectus"), and the enclosed Letter of
Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Marine Midland Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

               Delivery To: Marine Midland Bank, Exchange Agent

                       By Registered or Certified Mail;
                       By Overnight Courier; or By Hand:
                              Marine Midland Bank
                             140 Broadway--Level A
                         New York, New York 10005-1180
                    Attention: Corporation Trust Operations
                         By Facsimile: (212) 658-2292
                     Attention: Corporate Trust Operations
                           Telephone: (212) 658-5931

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:

$ ___________________________________     If Old Notes will be delivered by
                                          book entry transfer to The
                                          Depository Trust Company, provide
                                          account number.

Certificate Nos. (if available):

_____________________________________


                                          Account Number ______________________
Total Principal Amount Represented
by Old Notes Certificates(s):

$ ___________________________________
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  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned any every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                               PLEASE SIGN HERE

X
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X
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      Signature(s) of Owner(s)                            Date
       or Authorized Signatory

Area Code and Telephone Number:
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  Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the Old Notes certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

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Address(es):

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

                                   GUARANTEE

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five business days after the date of execution hereof.

_____________________________________     _____________________________________
            Name of Firm                          Authorized Signature
_____________________________________     _____________________________________
               Address                                    Title
_____________________________________     Name: _______________________________
              Zip Code                             (Please Type or Print)
Area Code and Tel. No.: _____________     Dated: ______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.